Exhibit 32.1
                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                     18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Zhu, YongFu, President of GOLD ROCK RESOURCES, INC. certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2008 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of GOLD ROCK RESOURCES, INC.

Gold Rock Resources, Inc.

December 16, 2008	By:	/s/ Zhu, YongFu
Zhu, YongFu
President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to GOLD ROCK RESOURCES, INC. and will be retained by GOLD ROCK RESOURCES, INC and furnished to the Securities and Exchange Commission or its staff upon request.